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                                                                    Exhibit 23.1

                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 1997, incorporated by reference in Brite Voice Systems, Inc. Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP

Kansas City, Missouri,
   August 18, 1997